Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2007  Mercury Computer Systems, Inc.
Jay Bertelli,
President, Chief Executive Officer & Chairman
Marcelo Lima,
President, Visage Imaging
Bob Hult,
SVP, Chief Financial Officer
The AeA Classic
Financial Conference
November 6-7, 2007
Exhibit 99.1

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2008 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2007. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future.
However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the company’s First Quarter Fiscal Year 2008 earnings release, which can be found on our website at
www.mc.com/mediacenter/pressreleaseslist.aspx.

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 3
Mercury offers more than 20 years’ experience in designing and delivering high-performance computing systems and software,
for a broad range of image- and data-intensive
applications, to customers                         around the world.
Energy
Telecommunications
Life Sciences
Embedded Computing
Defense
Semi Industry

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

4 © 2007 Mercury Computer Systems, Inc. www.mc.com Mercury Overview Q1 FY08 Revenue Mix: $49.2 million ACS, 42.2M Visage, 3.9M VSG, 2.6M Emerging, 0.5M

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Investment Highlights
•
Data explosion across multiple markets
•
Mercury uniquely positioned to implement multi-core
processing systems
•
Strategic acquisitions starting to produce
•
Developing applications for PACS / Radiology market
using advanced visualization technology
•
New alignment of internal competencies will drive new
business opportunities in Core
•
Recent cost-reduction initiatives will improve margins

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 6
We combine our deep technical expertise and extensive
knowledge of the science behind our customers’ applications, to deliver reliable performance and sustained value.
Medical imaging
and biotechnology
Radar and signals
intelligence
System
Architecture Expertise
Computation and Acceleration
Expertise
GPU
CELL
FPGA
Domain
Expertise
Parallel Processing
Excellence
Deep
Algorithm
Expertise
Multicore Programming
Expertise
Data exploitation,
smart weapons,
imagery and sonar
Engineering and
simulation
Oil and gas
exploration
Wafer inspection
Telecommunications
High-end baggage
scanning
Mask generation
UAV command & control

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 7
Sensor
Example:  acquiring sensor data from a defense application
Acquire Process Transmit
Mathematical
Transformations
Visualize
Image Display
Complex signal returns
•
Sensor streaming
•
Scalable within the application
•
Real-time signal processing
•
Embedded (real estate, environmental, cooling constraints)
Our domain expertise spans the entire data stream

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 8
Acquire
Detect
Image Correction
& Defect Detection
Analyze
Offline Classification
& Analysis
Sensor Data-
Scanned Wafers
or Reticles
Classify
•
Searching for defects on silicon wafers or reticles
•
Scalable compute, streaming I/O, and interconnect bandwidth
•
Enabling customer algorithm performance enhancements
•
Software-programmable solutions
Example:  accelerating image processing in semiconductor wafer inspection
Our acceleration expertise spans diverse applications – all of which require faster, more reliable results

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

ACQUIRE
DIGITIZE
PROCESS
DELIVER
1011010101
1011010100
1010110101
0011010110
Tuners and Upconverters
ECHOTEK SERIES RF
Mixed-Signal Boards
ECHOTEK SERIES
Input/Output Solutions
MERCURY PARTNER NETWORK
MYRIAD
Wide Range of Deployable Solutions
PowerStream
Integrated Multicomputers
momentum SERIES
Single-Board Computers
Ensemble 2
ATCA Platform
PowerBlock 200
Cell-Based System
Visualization Software
Open Inventor
by Mercury Computer Systems
VistaNav
System Software and Tools
MultiCore Plus
MCOE

© 2007 Mercury Computer Systems, Inc. www.mc.com 9
•
Modular boards and
integrated systems
•
Robust software and tools
•
From open-standard
COTS to custom
•
Ruggedization
•
Scalable architectures
•
Comprehensive services
•
Visualization
From RF to Visualization.    Air to Conduction-Cooled.   Boards to Systems.
From RF to Visualization.    Air to Conduction-Cooled.   Boards to Systems.
Our products span the entire signal processing chain

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 10
FY07
MODULAR PRODS
& SERVICES
Computing
ADVANCED
SOLUTIONS
Computing
DEFENSE
Computing
COMMERCIAL
IMAGING & VIZ
Computing
Software
ADVANCED
COMPUTING
SOLUTIONS
VISAGE
IMAGING
VISUALIZATION
SCIENCES
GROUP
FY08

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 11
ACS focuses on specialized,
high-performance computing solutions
that leverage Mercury’s capabilities in
sensor computing, computational
acceleration, and delivery of complex
system-level solutions.
EXAMPLE SEGMENTS
•Aerospace and defense
•Semiconductor
•Telecommunications
•Medical imaging
1QFY08
•Revenue:  $42.2 million
•Non-GAAP Operating Income:  ~$4.2 million
•No. of employees:  ~460
•GM:  ~high 50s
Advanced Computing Solutions

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Mercury Well-Positioned in Defense
•Strong customer base
20 years of experience
COTS model
•Technology leadership
Broadest range of products
• RF, Data Acq, Processing, Visualization
Deployed on:
• Ships, UAVs, Fighters, Ground Vehicles,
Airborne ISR Platforms
•
Broadening market portfolio
Signals intelligence
Net-centric warfare
• Wideband Data Links
UAVs
• Synthetic Vision
Sonar
Smart weapons
Ground based radar

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Semiconductor Market
•
Supplying application-
enabling solutions to
leading OEMs
•
Growth driven by production
design wins
Mask generation
Wafer inspection
Reticle inspection
EDA market
Strong Organic Growth
36% CAGR
FY 2002-2007
Mercury Semiconductor Segment  Revenue
FY 2002 – FY 2007
$7 M
FY 2002
$32 M
FY 2007

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Communications
•
AdvancedTCA DSP and
FPGA compute solutions
Satellite ground stations for
Ancillary Terrestrial
Component (ATC)
Wideband Data Link Modems
for Net-centric Warfare
(HDR-RF modem)
System development
platforms for wireless
infrastructure applications

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 15
VSG focuses on the development
and distribution of software
developer toolkits and 3D
application software for volume
rendering of very large data sets.
EXAMPLE SEGMENTS
•Geosciences
•Engineering and manufacturing
•Material sciences
•Other industrial and scientific
domains
1QFY08
•Revenue: $2.6 million
•Non-GAAP Operating Income:
~$0.6 million
•No. of employees:  ~49
•GM:  ~high 80s
Visualization Sciences Group

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 16
Mercury’s emerging businesses
are focused on cultivating new
opportunities that can benefit
from Mercury’s deep
optimization expertise and
services.
EXAMPLE SEGMENTS
High-performance computing
and visualization in biotech,
aircraft navigation, intelligence
and homeland security
Emerging Businesses

17 © 2007 Mercury Computer Systems, Inc. www.mc.com
Merc Federal Strategy
•
Embrace and expand existing federal COTS business
by repositioning ourselves in the critical path of our
prime vendors and achieve new levels of COTS
leverage.
•
Initiate new business opportunities
throughout the
national security community using existing
competencies and solutions and strategic
partnering.
•
Establish a new solutions-based services model
that
sells directly to government customers.

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

VISAGE IMAGING™
Visioneering Science for Life

© 2007 Mercury Computer Systems, Inc. www.mc.com 18
Mercury’s wholly owned subsidiary
focuses on the development and
distribution of advanced visualization
and PACS (picture archival and
communications system) solutions,
and other 3D software solutions in
the life sciences segment.
1QFY08
•Revenue: $3.9 million
•Non-GAAP Operating Income:
~($1.9 million)
•No. of employees:  ~109
•GM:  ~mid 60s
Visage Imaging, Inc.

Marcelo Lima, President

US Corporate US Corporate
Chelmsford, MA Chelmsford, MA
Germany Germany
Berlin, Fuerth Berlin, Fuerth
US VI HQ US VI HQ
San Diego, CA San Diego, CA
Visage Imaging at a Glance
Provider of Advanced Visualization Software and Systems
to Medical Imaging Markets
0
5
10

FY05 FY06 FY07
FY Revenues ($MM)
Excludes Legacy Medical Products
• Wholly owned subsidiary of Mercury Computer Systems
• 110 associates, in four centers (U.S. and EU)
• Sell through OEM, dealers, and direct

Why Visage Imaging?
• Vertical market focus
• Operational efficiency
• Shareholder value creation
2D/3D Anywhere, Anytime
Acceptance of advanced
visualization makes 3D a
catalyst of change in the
imaging technology market

OEMs	Dealers & Distributors	Direct (end-user)
Visage RT	X		
Visage VR	X		
Visage WS	X		
Visage PACS	X	X	X (USA)
Visage CS	X	X	X (USA)
Amira	X		X (research)
Professional Services	X		
Embedded Systems	X		X

3D image viewing, post-processing,
and image distribution solution
Visage CS
Visage PACS
amira® Visual Data Exploration

22 Visage Imaging Products

VISAGE IMAGING
Visioneering Science for Life

SIEMENS
AGFA
GAMMA MEDICA-IDEAS
Integrated Imaging. Now.
MTS Delft
ACUO TECHNOLOGIES
KONING
Ferrania

Medtronic
When Life Depends on Medical Technology
ziehmimaging
SOREDEX
Kodak Dental Systems

FEI COMPANY
TOOLS FOR NANOTECH
JEOL
ZEISS
Pfizer

23 A Selection of Our Customers per Market Segment Medical Imaging Surgical & Dental Microscopy & Pharma

24 U.S. Medical Imaging Market • 5,000 Hospitals • 5,000 Diagnostic Imaging Centers • 50,000 Radiologists • 750,000 Physicians • 50,000,000 Imaging Examinations per Year

Data Explosion Driving New Imaging
Technology
• Data sets of up to 1GB+/study
• Enormous retrieval and
loading times
• 1000+ slice studies cannot be
read off film or by scrolling
through 2D slice viewers
• Techniques such as MPR,
slabs, or volume rendering
increase imaging efficiency
and accuracy
Typical CT Exam
1995 – 20 Images
2000 – 100 Images
2007 – 2,000 Images
0
200
400
600
800
1000
1200
1400
1600
1800
2000

Visage Imaging
Visioneering Science for Life

A
R
L
P
oblique
CM: CE

26 Take Advantage of the 3D Nature of Data • Improved diagnostics • Better, faster reading • 3D additional revenue source

Visage Imaging’s Strategy
• Focus on:
– PACS appliance for advanced visualization (thin-client)
– PACS appliance for image distribution (Web)
• Multi-channel approach:
– Leverage large PACS OEMs at top end of U.S. market
– Enter direct sales in U.S., focus on small hospitals and
clinics
• Build COTS-based scalable thin client server for
enterprise imaging
• Learn from amira applications
• Partner/license from leading clinical sites

28 What is PACS ? Picture Archival & Communications Systems Radiology Modalities Reading Room Physician‘s Office LAN On-Site Archive Remote Offices Image Distribution WEB PACS WAN VPN

U.S. PACS Market
• Revenues
– $1.10 billion in 2005
– $1.77 in 2012
– CAGR 7%
• Replacements expected to represent 36.7% of PACS
contracts and 56.7% of total market revenues in 2012
• Visage addresses faster-growing Web and Advanced
Imaging applications within this market
• Web PACS image distribution is estimated at $100M
in 2007
Source:  Frost & Sullivan study, 2006 – “ U.S. Turnkey Radiology Picture Archiving and Communications (PACS) Markets “

Large Hospital
Medium Hospital
Small Hospital
Imaging Centers

Opportunity in Advanced Visualization
PACS Appliances
• Turnkey U.S. radiology PACS
market approaching maturity
• Growth now focused on
replacement sales, community-
based healthcare facilities, and
the imaging center market
• Synergy between markets for
PACS, RIS, advanced
visualization, reporting, and
clinical software tools
• Opportunity to provide
advanced visualization
solutions that will help OEMs
drive replacements in the
PACS and RIS installed base
0%
20%
40%
60%
80%
PACS
Advanced Visualization

What is Advanced Visualization?
• Image processing algorithms and clinical applications
packages
• Performing 3D image reformations (MIPs, MPRs),
various rendering methods, measurements and
calculations on volumes, time and flow
representations (4D)
• Historically packaged into an individual workstation
since PACS reading stations cannot offer the
horsepower required

Advanced Visualization Market Drivers
• Advances in imaging technologies are making advanced visualization a necessity
– CT
– MR
• Client/server technology enabling 3D
– More powerful servers for immense processing requirements of 3D
– Thin-clients enable enterprise-wide deployment and Web-based access to advanced technology
• New applications and paradigms, driven by 3D, enhancing and expanding the benefits of radiology
– PACS integration key to enhancing the workflow for 3D imaging
– Clinical applications are evolving into highly specialized modules
Source:  Frost & Sullivan study, 2007 - “North American 3D/4D Visualization for Medical Imaging Markets”

Advanced 3D/4D Visualization for Medical Imaging Markets: Total Revenue Forecasts by Tier of Competition (North America), 2003-2013

1,600
1,400
1,200
1,000
800
600
400
200
0
Revenue ($ Million)
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Imaging Equipment OEMs
Independent Vendors

Note: All figures are rounded; the base year is 2006. Source: Frost & Sullivan

3D/4D Growth
North American 3D/4D Visualization for Medical
Imaging Market expected to grow at a CAGR of
over 15% and to over $1 billion by 2011
Source:  Frost & Sullivan study, 2007 - “North American 3D/4D Visualization for Medical Imaging Markets”

Visage Has Most Complete Solution of
Major Independent Vendors
X X Barco-Voxar
19%
X X X TeraRecon
28%
X X Vital Images
32%
X X X X Visage Imaging
5%
Archive Distribute Visualize Reconstruct Market Share*
Source:  Frost & Sullivan study, 2007 - “North American 3D/4D Visualization for Medical Imaging Markets”

Visage Imaging’s Advantages
• Scalable software  & COTS platforms
– Fast time-to-market, ease of upgrades
• PACS and RIS integration
– Diagnostic workflow
• Image quality & speed
– Algorithms and GPU know-how
• amira research installed base
– >3500 universities worldwide
• Web PACS installed base
– >1300 sites worldwide

The Pain Points in the Imaging Chain
“the studies take forever to load”
“I can’t find the data on this workstation”
“have I sent my results to everyone?”
“this machine is too slow for 3D”
“our network is too slow”
“I wish I could review this in my office
or from home”
Ask the doctor…
“why isn’t this software available everywhere?”
Ask the IT people…
“how can we keep pace with
all the new 3D technology?”
“the same reading software must be available
everywhere throughout the hospital”
“we need easy, web-based deployment”
“cannot ensure integrity of all the
distributed pieces of data”
“the DICOM traffic kills our network”
“we cannot replace all our existing PCs”
“the 3D images prepared by the tech are
not sufficient to judge this case”

Isolated Workstations Aggravate
the Problem
• Data inconsistencies
• Sending data over the network multiple times
• Missing interfaces with RIS/HIS
• Workstation hardware quickly outdated
• Workplace becomes the bottleneck
PACS Server

Visage CS: Thin, Fast, and Fully Integrated
PACS Server Visage CS
PCs and Workstations
Hospital
LAN/VPN
Plug-and-Play Add-On to existing PACS
• Process data sets on scalable server built with standard components
• Integrate with PACS and RIS on front end and back end
– One consistent central data storage
• Local and remote access for multiple users on any client PC, anytime, anywhere
• Blazingly fast 2D, 3D, and 4D viewing, post-processing, and primary interpretation for all modalities saves time
– “Instant” access - initial display of 2,000 slice series in < 2 seconds
• Physician can use all the tools he/she wants when needed and where needed
• Additional technical and professional reimbursement

39 Usage Example: Hospital PACS Modalities Emergency Room Intensive Care Unit Reading Room Radiologist‘s Office Radiologist‘s Home PACS LAN Visage CS Thin Client / Server VPN

CT Scan of heart in 36 seconds!
From CT Scan to diagnosis of coronary artery disease in less then 10 minutes
More than 3,000 slices to read!
Let the Thin 3D Client help! Why look at
3,000 slices when you could look
at the entire heart in 3D!
With the CS Server, the radiologist or
cardiologist can view, evaluate and
diagnose rapidly from anywhere in
the hospital or office.
Functional assessment of
multi-phase Cardiac CT
• Automatic segmentation
of left ventricle
• Volumetric analysis
• Ejection fraction,
stroke volume,
cardiac output, etc.
• Wall motion analysis
• AHA-style bull’s eye
representation
Cardiac CT Analysis on Thin Clients

3D Viewing of Aneurysm and Vessels
• Application example:
– Cerebral aneurism
– Have a closer look at the base of the aneurism to plan coiling
• Features:
– Quick navigation and flexible reformatting
– Quick 3D viewing of volumes of interest (crop box)
– Flexible Maximum Intensity Projection (MIP)
• Benefits:
– Quick and accurate treatment planning

VISAGE IMAGING
Visioneering Science for Life

File View Protocol Tools Help
Works in progress
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Import View Export
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42 Example: Aneurysm (3D MIP)

VISAGE IMAGING
Visioneering Science for Life

ZIB
amira

43 Importance of 3D in Many Areas of Medicine Increasing Preclinical Imaging Drug Design Treatment Planning Cell biology Surgical Simulation Molecular Imaging

VISAGE IMAGING
Visioneering Science for Life

Address http://www.visageimaging.com/

VISAGE IMAGING™
Visioneering Science for Life

44 Thank you... • ... for your time and attention! • Questions… • Learn more:

Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. Financial Overview

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Revenue ($M)
$86
$107
$141
$181
$150
$180
$186
$250
$236
$225*
$224
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E
Revenue Follows Technology Cycles
Echotek – A/D-D/A
June Fiscal Year End
*Per Company guidance, October 24, 2007 earnings conference call
PowerPC
RACE++
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
Northstar Ensemble
PowerStream 7000
TGS – 3D
Momentum - SBC
SoHard – PACS
ARC - RF
Rapid IO
10% CAGR
FY98 – FY08E

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Focus on Working Capital
•
Supply chain
transformation
Competitive advantage for
Mercury and customers
•
Customer satisfaction
DSO target 50 days
Days Sales Outstanding
43
51
53
59
61
56
50
2003 2004 2005 2006 2007 2008E Model
Inventory Turns
4.9
6.9
5.4
4.6
4.1
4.2
7.5
2003 2004 2005 2006 2007 2008E Model

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Strong Balance Sheet
Historically strong
balance sheet
Net cash positive: $34M
Projected FY08 capex of
$7 million
Positive free cash flow in
FY08
•
2% convertible senior notes offering due 2024
Quarter ended September 30, 2007
Cash and Equivalents $159
Total Current Assets $206
Total Assets $356
Total Debt $125
Total Liabilities $185
Stockholders’ Equity $171
*

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Commitment to Timeless Business Model
Non-GAAP
FY05 FY06 FY07
Guidance
FY08*
Timeless
Business Model
Revenue
100% 100% 100% 100%
100%
Gross Margin
66% 62% 56% 59%
60+%
SG&A
29% 34% 36% 33% Mid 20%
R&D
20% 25% 26% 24% High Teens
Income from Operations
17% 3% (6%) 2%
16-18%
*Per Company guidance, October 24, 2007 earnings conference call
Approaching
model!
Costs
Reduced

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Q2 Fiscal Year 2008 Guidance
•
Impact of equity-based compensation costs related to FAS
123(R) of approximately $3.0M excluded from non-GAAP
•
Acquisition-related amortization of approximately $1.8M
excluded from non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 24, 2007 earnings conference call
Quarter Ending December 31, 2007
Revenues ($M) $51
      GAAP  Non-GAAP
Gross Margin 58% 58%
EPS $(0.37) $(0.05)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com
Fiscal Year 2008 Guidance
Fiscal Year Ending June 30, 2008
Revenues ($M) $225
      GAAP  Non-GAAP
Gross Margin 59% 59%
EPS $(0.54) $0.33
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 24, 2007 earnings conference call
•
Impact of equity-based compensation costs related to FAS
123(R) of approximately $11M excluded from non-GAAP
•
Acquisition-related amortization of approximately $7M
excluded from non-GAAP

52 © 2007 Mercury Computer Systems, Inc. www.mc.com www.mc.com NASDAQ: MRCY